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                               COLUMBIA FUNDS

    Supplement to the Columbia Funds Prospectus dated February 22, 1995

Management of the Funds. Effective January 1996, Terry L. Chambers has assumed administrative responsibilities for the Advisor of the Columbia Funds. Investment decisions for the Common Stock Fund will be made by the Advisor's Investment Team and Alan J. Folkman, the Advisor's Chief Investment Officer. Mr. Folkman joined the Investment Team in 1975 and is a Senior Vice President and Director of the Advisor. This information replaces similar information on portfolio managers on page 33 of the Prospectus.

                                 January 3, 1996